                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                DECEMBER 5, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


          NEW YORK                     000-30252                 98-0163232
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)


SUITE 500, PARK PLACE, 666 BURRARD STREET,
   VANCOUVER, BRITISH COLUMBIA, CANADA                             V6C 2X8
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


                                 (604) 608-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         ---------------------------------------------------------------
         (Former name or former address, if changed, since last report.)


                                Page 1 of 4 Pages
                             Exhibit Index on Page 4
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ITEM 2.   ACQUISITIONS OR DISPOSITION OF ASSETS.

          ACQUISITION OF INTERESTS IN BIOTHERAPIES, INC. AND BIOMED TECHNOLOGIES, LLC

          On December 5, 2000, BioLabs, Inc. (the "Registrant") entered into a Purchase and Sale Agreement by and among the Registrant, DynaMed, Inc., a privately-held Washington corporation ("DynaMed"), Antony Dyakowski ("Dyakowski"), Elio Guglielmi ("Guglielmi"), Kevin O'Farrell ("O'Farrell"), and Roberta Soon ("Soon"), all of whom are accredited investors. The Registrant issued one million one hundred thousand (1,100,000) shares of its common stock ("Common Shares") as follows: nine hundred sixty three thousand fifty one (963,051) Common Shares to DynaMed, ninety five thousand three hundred thirty three (95,333) Common Shares to Dyakowski, eleven thousand four hundred fifty eight (11,458) Common Shares to Guglielmi, and thirty thousand one hundred fifty eight (30,158) Common Shares to O'Farrell and Soon, jointly. The Registrant also transferred to DynaMed, eight hundred thousand (800,000) shares of Preferred Class "C" stock in ID Certify, Inc., a Washington corporation ("ID Certify"), a warrant to purchase one hundred sixty thousand (160,000) shares of common stock of ID Certify and a cash payment of Fifty Thousand Dollars ($50,000).

          The Registrant received one hundred thousand (100,000) common shares of stock in BioTherapies, Inc., a Michigan corporation ("BioTherapies") from the above parties as follows: ninety thousand nine hundred eighteen (90,918) common shares from DynaMed, six thousand three hundred twenty two (6,322) common shares from Dyakowski, seven hundred sixty (760) common shares from Guglielmi and two thousand (2,000) common shares from O'Farrell and Soon, jointly. The Registrant also received from DynaMed, its fifty percent (50%) interest in BioMed Technologies, a Washington limited liability company ("BioMed"), including, without limitation, DynaMed's interest in an agreement dated September 15, 1998, by and among BioTherapies, DynaMed and Dr. Paul R. Ervin, Jr.

          The Purchase and Sale Agreement is being filed herewith as Exhibit
99.1 to this Current Report. The Exhibit is incorporated herein by reference.

ITEM 5.   OTHER EVENTS.

          On December 18, 2000, BioLabs, Inc. announced that it was approved for trading on the American Stock Exchange. It will trade under the symbol GBI.

          The press release is being filed herewith as Exhibit 99.2 to this Current Report. The Exhibit is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED

               The historical Financial Statements of BioTherapies, Inc. required to be filed under this Item are not available at this time and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such financial statements.


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               The historical Financial Statements of BioMed Technologies, LLC required to be filed under this Item are not available at this time and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such financial statements.

          (b)  PRO FORMA FINANCIAL INFORMATION

               The Pro Forma Financial Information of the Registrant required to be filed under this Item is not available and, accordingly is not included herein. By an amendment to this Report to be filed as soon as practicable, the Registrant plans to submit such pro forma information.

          (c)  EXHIBITS

               EXHIBIT
               NUMBER         DESCRIPTION
               -------        -----------
               99.1           Purchase and Sale Agreement, dated December 5,
                              2000, by and among BioLabs, Inc., DynaMed, Inc.,
                              Antony Dyakowski, Elio Guglielmi, Kevin O'Farrell,
                              and Roberta Soon.

               99.2           Press Release dated December 18, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2000                    BIOLABS, INC.

                                           /s/ LINDA ALLISON
                                           -------------------------------------
                                           Linda Allison, Ph.D.
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION                                      PAGE NUMBER
--------------      -----------                                      -----------

     99.1           Purchase and Sale Agreement, dated December
                    5, 2000, by and among BioLabs, Inc.,
                    DynaMed, Inc., Antony Dyakowski, Elio
                    Guglielmi, Kevin O'Farrell, and Roberta
                    Soon.

     99.2           Press Release dated December 18, 2000.


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